UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): February 21, 2018

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2018, the Board of Directors of Perma-Pipe International Holdings, Inc. (the “Company”) approved certain amendments (the “Amendments”) to, and the amendment and restatement of, the Company’s Third Amended and Restated By-Laws (the “Bylaws”) to enhance and clarify certain indemnification rights of directors, officers and other persons, as described below.
Among other amendments, the Amendments consist of the following amendments to Article VII of the Bylaws:

•
Section 1 of Article VII is amended to provide for mandatory indemnification of directors and officers, unless the director or officer seeking indemnification has engaged in certain specified actions or conduct.

•
Section 2 of Article VII is amended to provide for mandatory advancement of expenses incurred by a director or officer in defense of any claim for which such director or officer may be entitled to indemnification under Article VII, subject to an obligation to reimburse the Company if it is ultimately determined that such director or officer is not entitled to indemnification.

•
Section 3 of Article VII is amended to set forth the procedures by which a director or officer may make a request for indemnification or advancement of expenses, as well as the procedures by which the Board of Directors of the Company will review and approve or deny any such request.

•
Section 4 of Article VII is amended to set forth the procedures by which a director or officer may seek and obtain court-ordered indemnification and advancement of expenses in the event that any request therefor by such director or officer is denied by the Board of Directors of the Company.

•	Section 9 of Article VII is amended to provide for mandatory contribution by the Company to directors and officers in the event indemnification is not otherwise available.

•	Section 10 of Article VII is amended to provide for indemnification of employees to the extent determined appropriate by the Board of Directors of the Company.

•	Section 15 of Article VII is amended to set forth the definitions of relevant terms and concepts used in Article VII.
The Amendments also include the addition of Article VIII to the Bylaws to set forth the definitions of certain terms and concepts used in Article Tenth of the Company’s Certificate of Incorporation.
The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments and the Fourth Amended and Restated By-Laws of the Company. Complete copies of the Amendments and the Fourth Amended and Restated By-Laws of the Company are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit
Number    Description

3.1	Amendments to Third Amended and Restated By-Laws of Perma-Pipe International Holdings, Inc.

3.2	Fourth Amended and Restated By-Laws of Perma-Pipe International Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: February 21, 2018                By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer